SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 13, 2004
                                                         ----------------


                         HARBOR FLORIDA BANCSHARES, INC.
------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                       000-22817                  65-0813766
-------------------------------------------------------------------------------
(State or other jurisdiction           (Commission               (IRS Employer
        of incorporation)              File Number)          Identification No.)


                   100 S. Second Street, Fort Pierce, FL 34950
-----------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code (772) 461-2414
                                                   ---------------




-----------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.02.  Results of Operations and Financial Condition

         On October 13, 2004, Harbor Florida Bancshares, Inc. ("Bancshares") announced its earnings for the fourth quarter of the 2004 fiscal year.


Item 9.01.  Financial Statements and Exhibits

         A copy of the press release dated October 13, 2004 is attached as
Exhibit 99.




                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:        October 13, 2004          HARBOR FLORIDA BANCSHARES,
                                          INC., Registrant


                                        By:         /s/
                                            ---------------------
                                             Name:  H. Michael Callahan
                                             Title:  Senior Vice President and
                                             Chief Financial Officer


Exhibit No.                Description

99                         Press release dated October 13, 2004